Filed pursuant to Rule 497(e)
File Nos. 333-12745; 811-07831

FMI Funds, Inc.

FMI Common Stock Fund	FMI International Fund
Investor Class (Ticker Symbol: FMIMX) Institutional Class (Ticker Symbol: FMIUX)	Investor Class (Ticker Symbol: FMIJX) Institutional Class (Ticker Symbol: FMIYX)

FMI Large Cap Fund	FMI International Fund II - Currency Unhedged
Investor Class (Ticker Symbol: FMIHX) Institutional Class (Ticker Symbol: FMIQX)	Investor Class (Not Available for Purchase) Institutional Class (Ticker Symbol: FMIFX)

FMI Global Fund Investor Class (Not Available for Purchase) Institutional Class (Ticker Symbol: FMIGX)
June 15, 2026
Supplement to the Statement of Additional Information dated January 31, 2026
The following information is revised under the “Directors and Officers of the Funds – Management Information” section of the Statement of Additional Information to reflect that Ryan Ladwig now also serves as the Chief Compliance Officer of the investment adviser to the FMI Funds:

Name, Address and Age	Position(s), Term of Office, Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Other Officer
Ryan Ladwig, 39 c/o Fiduciary Management, Inc.. 790 North Water Street, Suite 2100, Milwaukee, WI 53202	Chief Compliance Officer since 2021 (at Discretion of Board); Vice President since September 2025 (One year term); Secretary since December 2025 (One year term).
Mr. Ladwig is Chief Compliance Officer of the Funds since November 2021 and Chief Compliance Officer of the Adviser since May 2026. He was previously a Compliance & Operations Officer of the Adviser since December 2017.
Not Applicable

The following information is revised under the “Investment Adviser, Portfolio Management Committee and Administrator – Investment Adviser” section of the Statement of Additional Information to reflect that Ryan Ladwig now also serves as the Chief Compliance Officer of the investment adviser to the FMI Funds and that Mike Stanley now serves as the Treasurer of the investment adviser:

The Adviser is a Wisconsin corporation and a registered investment adviser. The Adviser is controlled by Messrs. Ted D. Kellner and Patrick J. English. The Adviser’s executive officers include Messrs. John S. Brandser, President, Chief Executive Officer and Secretary; Jonathan T. Bloom, Chief Investment Officer; Mike Stanley, Executive Vice President and Treasurer, and Ryan Ladwig, Chief Compliance Officer. The directors of the Adviser are Messrs. Kellner, English and Brandser.

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Please read this Supplement carefully and keep for future reference.